                                           SEMIANNUAL REPORT
                                           MARCH 31, 2003

PRUDENTIAL
SMALL COMPANY FUND, INC.

FUND TYPE
Small-capitalization stock

OBJECTIVE
Capital Growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL FINANCIAL (LOGO)

Prudential Small Company Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential Small
Company Fund, Inc. (the Fund)  is capital growth.
There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                                As of 3/31/03

                                   Six Months  One Year  Five Years   Ten Years  Since Inception2
Class A                               1.49%    -29.00%    -30.51%      73.86%       185.44%
Class B                               1.20     -29.51     -33.03       61.35        551.82
Class C                               1.20     -29.51     -33.03        N/A          50.13
Class Z                               1.63     -28.78     -29.61        N/A          26.24
Russell 2000 Index3                   1.39     -26.96     -18.96       82.80          ***
S&P SmallCap 600 Index4              -1.17     -24.81      -4.32      129.81         ****
Lipper Small-Cap Core Funds Avg.5    -0.13     -25.83      -1.49      109.64        *****

    Average Annual Total Returns1                           As of 3/31/03

                                     One Year  Five Years  Ten Years  Since Inception2
Class A                               -32.55%    -7.97%      5.15%       7.86%
Class B                               -33.04     -7.87       4.90        8.74
Class C                               -30.92     -7.89       N/A         4.68
Class Z                               -28.78     -6.78       N/A         3.35
Russell 2000 Index3                   -26.96     -4.12       6.22         ***
S&P SmallCap 600 Index4               -24.81     -0.88       8.68        ****
Lipper Small-Cap Core Funds Avg.5     -25.83     -1.42       7.26       *****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares annually, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class A
shares in most circumstances, and a 12b-1 fee of up
to 0.30% annually. In some circumstances, Class A
shares may not be subject to a front-end sales
charge, but may be subject to a 1% contingent
deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%,
4%, 3%, 2%, 1%, and 1% for the first six years
respectively after purchase, and a 12b-1 fee of 1.00%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%, a CDSC of
1% for shares redeemed within 18 months of purchase,
and a 12b-1 fee of 1.00% annually. Class Z shares are
not subject to a sales charge or 12b-1 fee. The
returns in the tables do not reflect the deduction of
taxes that a shareholder would pay on fund
distributions or following the redemption of fund
shares. 2Inception dates: Class A, 1/22/90; Class B,
11/13/80; Class C, 8/1/94; and Class Z, 3/1/96. 3The
Russell 2000 Index is an unmanaged, capital-weighted
index of the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations and
represents approximately 8% of their aggregate market
value. 4The S&P SmallCap 600 Index is an unmanaged,
capital-weighted index of the common stocks of 600
smaller U. S. companies that cover all industry
sectors. It gives a broad look at how small-cap stock
prices have performed. 5The Lipper Small-Cap Core
Funds Average (Lipper Average) represents returns
based on an average
                                    www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

return of all funds in the Lipper Small-Cap Core
Funds category for the periods noted. Funds in the Lipper Average typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P
SmallCap 600 Index. Investors cannot invest directly in an index. The returns for the Russell 2000 Index, the S&P SmallCap 600 Index, and Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. ***The Russell 2000 Index
Since Inception cumulative total returns are 190.84% for Class A, 670.36% for Class B, 68.67% for Class C, and 23.44% for Class Z. The Russell 2000 Index Since
Inception average annual total returns are 8.45% for Class A, 9.54% for Class B, 6.22% for Class C, and
3.02% for Class Z. ****The S&P SmallCap 600 Index
Since Inception cumulative total returns are 259.61% for Class A, 421.17% for Class B, 118.09% for Class
C, and 56.44% for Class Z. The S&P SmallCap 600 Index
Since Inception average annual total returns are 10.21% for Class A, 9.04% for Class B, 9.41% for
Class C, and 6.52% for Class Z. The S&P SmallCap 600
Index began 2/29/84, therefore the returns for Class
B shares represent an inception from that time until present (3/31/03). *****Lipper Average Since
Inception cumulative total returns are 234.32% for Class A, 666.06% for Class B, 100.28% for Class C, and 55.47% for Class Z. Lipper Average Since
Inception average annual total returns are 9.12% for Class A, 8.50% for Class B, 7.93% for Class C, and
5.76% for Class Z.

Portfolio Composition

Expressed as a percentage of net assets
as of 3/31/03.

    21.1%   Industrials
    19.0    Consumer Discretionary
    15.2    Financials
    12.4    Healthcare
     9.9    Information Technology
     7.7    Energy
     3.6    Consumer Staples
     2.6    Materials
     2.6    Telecommunication Services
     0.5    Utilities
     5.4    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings
Expressed as a percentage of net assets
as of 3/31/03.

    2.1%  Fisher Scientific International, Inc.
          Electronic Equipment & Instruments
    2.1   Advance Auto Parts, Inc.
          Specialty Retail
    1.8   Speedway Motorsports, Inc.
          Hotels, Restaurants, & Leisure
    1.8   Priority Healthcare Corp.
          Healthcare Providers & Services
    1.7   Pride International, Inc.
          Energy Equipment & Services

Holdings are subject to change.
                                                1

PRUDENTIAL FINANCIAL (LOGO)              May 15, 2003

DEAR SHAREHOLDER,
During the Prudential Small Company Fund's semiannual reporting period--the six months between October 2002 and March 2003--some stocks recovered from their earlier steep decline, but sector performance varied widely. The Fund's return was in line with the Russell
2000 Index and ahead of the Lipper Small-Cap Core Funds
Average. The Fund held a balance of value and growth stocks that may have helped its relative performance.
In the following report, the Fund's adviser describes how its individual holdings fared.

In March 2003 I was named president of the Prudential
Small Company Fund. I am pleased to be associated with a high-quality product that is based on consistent investment discipline--a point of stability in today's turbulent markets.

The large swings of stock prices during the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. At
Prudential Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional, and that you base it on sound principles. We appreciate your continued confidence in Prudential mutual funds.

Sincerely,
Judy A. Rice, President
Prudential Small Company Fund, Inc.

Prudential Small Company Fund, Inc.

Semiannual Report    March 31, 2003

INVESTMENT ADVISER'S REPORT

IT WAS AN UP-AND-DOWN INVESTING ENVIRONMENT
After the long summer decline, stocks rebounded in October and November 2002. Some analysts attributed this to pent-up buying pressure that had been hidden by war-related uncertainty. Others noted that the larger percentage gains were made by "beaten-down" stocks, and so were measured against very low initial share prices. As uncertainty about war in Iraq and its consequences increased, the market gave up most of its gain. There was a brief upswing in March when war in Iraq became imminent and many investors expected the war to be brief. However, the markets declined again in the last weeks of the reporting period as it appeared that geopolitical uncertainty would extend for weeks or months, and that it was slowing economic recovery.

Our focus on earnings growth contributed to the Fund's performance. It led us to emphasize commercial services firms, particularly companies that are well positioned to benefit from the trend toward outsourcing. The Fund also had positions in stocks that had dropped to very inexpensive levels because short-term difficulties overshadowed the companies' steady improvement in earnings. Several of these positions rose substantially from their lows.
The Fund's gains were partially offset by losses, particularly on media companies and some specialized medical services firms.

SOME COMMERCIAL SERVICES STOCKS HAD LARGE GAINS
Service firms are often relatively insensitive to
economic cycles because they provide services on
continuing contracts. Moreover, many services don't
require huge initial capital investments, so returns
on capital can be substantial. Investors seemed to
value these qualities more during this reporting
period. The largest contributions to the Fund's
return came from Iron Mountain (secure data storage),
The Corporate Executive Board Company (best practices
research and consulting), and NCO Group (debt
collection).
                                                  3

Prudential Small Company Fund, Inc.

Semiannual Report    March 31, 2003

SOME REBOUNDS
Several of the Fund's holdings more than doubled in value as their share prices rebounded from prior sell-offs. After huge declines in the steeply falling markets, stocks didn't have to recover much of their prior share prices to mark large percentage gains.
Although the Fund's exposure to any one of these stocks was modest, positions in Western Wireless, Maverick Tube, and Exult were among the largest contributors to its return.

Western Wireless provides cellular telephone service in rural areas and benefits from high roaming revenues.
It reported higher-than-expected earnings, a stabilized competitive environment, and a large increase in cash flow from the Universal
Service Fund (the subsidy to rural service providers). Maverick Tube makes specialized metal sheathing for oil and gas drilling rigs. Its earnings are sensitive to the amount of drilling, and its share price benefited from the recent spike in the price of energy commodities. Exult is a relatively young company that offers human resource outsourcing services. Its shares fell during a few unprofitable calendar quarters, but rose as its profitability improved.

HEALTHCARE STOCKS WERE MIXED
We continue to like health services and certain related service companies. The sector as a whole has excellent long-term prospects as the large baby boom generation ages. Many of these companies also benefit from the low capital investment and recurring revenues typical of service companies. The positive contributors during this period included Omnicare
(pharmaceutical distribution and services to nursing homes), Align Technology (orthodontic technology), and Odyssey HealthCare (hospices).

In contrast, health equipment companies were among the largest detractors from return. The greatest impact came from Endocare, which makes a drug used in tumor extraction, particularly for prostate cancer.
Its shares fell, not because of a fundamental business issue, but because Endocare's auditor withdrew its endorsement of the firm's financial statements while investigating an employee's accusation. A forensic audit vindicated Endocare's

4

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                        www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

accounting and it retained a new auditor. Its sales continue to improve. At a market value below the amount of cash on its balance sheet, its stock was a compelling value at period-end.

Much smaller detractions came from other stocks that we believe were hurt by short-term issues. For example, MedSource Technologies (contract manufacturing of medical equipment) appears to have had difficulty holding its customers while reducing its costs. It reported a substantially reduced sales outlook for the second half of its fiscal year. We think it will be able to balance productivity and sales concerns profitably. Apogent Technologies
(medical supplies and diagnostic equipment, including the e.p.t. pregnancy test) sold off on concerns that its growth was slowing, but its excellent long-term track record gives us confidence in the firm.

MEDIA ALSO HURT
Scholastic shares fell as the company reported poor results in its in-school book club and reduced its earnings guidance for the rest of its fiscal year. We still like the firm's book club and the rising sales estimates for its Harry Potter book due this fall.
The profits of Entravision Communications, a Hispanic broadcasting network, disappointed investors. Higher costs and acquisitions of small TV stations in new markets diluted its current earnings. Demographic trends create favorable growth prospects for Entravision, and its revenues continue to rise faster than the industry average, but we are watching how well its management exploits these opportunities.

LOOKING AHEAD
We are emphasizing consumer staples and healthcare services, companies with relatively stable recurring revenues, and commercial services--a sector that continues to benefit from corporate outsourcing. The revenues of companies in this sector are less dependent upon economic recovery than most. We also retain a focus on stocks that we believe can benefit from sustained high energy prices.

Prudential Small Company Fund, Inc. Management Team
------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

Prudential Small Company Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/03
----------------------------------------------------
2.1% Fisher Scientific International, Inc./
     Electronic Equipment & Instruments
     Fisher distributes scientific and healthcare equipment and supplies. A large part of its business is in consumables such as chemicals, drug packaging, and testing kits, which are largely independent of the economic cycle. Fisher has used its large cash flow to broaden its product line with a series of acquisitions. Its shares were inexpensively priced.

2.1% Advance Auto Parts, Inc./Specialty Retail
     Advance is the second largest auto parts retail chain in the United States and continues to grow by acquiring other firms. It has above-average revenue and profit margin growth. Many of the products it sells are used in regular automobile maintenance.

1.8% Speedway Motorsports, Inc./Hotels, Restaurants, & Leisure
     Speedway owns six stock-car racetracks on which NASCAR and other racing league competitions are held. Stock-car racing is among the most popular spectator sports in the United States, and its audience is increasing. An alliance with the Fox Network enhanced its popularity and is escalating its prices. It has shown consistent earnings growth. Most of its expenses are fixed; incremental revenue is largely profit.

1.8% Priority Healthcare Corp./Healthcare Providers & Services
     Priority Healthcare is a specialty drug distributor that offers overnight service of unstockable supplies to more than 4,000 medical service providers. It also delivers primarily self-injectable biopharmaceuticals and disease-management supplies to patients. Its earnings have grown more than 30% a year. It benefits from the trend toward more complex drugs that often have short shelf lives or require specialized storage and transportation.

1.7% Pride International, Inc./Energy Equipment & Services
     Pride International is one of the world's largest oil and gas drilling contractors. It is diversified in deep water, shallow water, and land drilling services. Its share price tends to follow the prices of energy commodities.

     Holdings are subject to change.

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.6%
COMMON STOCKS
-------------------------------------------------------------------------------------
Aerospace & Defense  0.1%
     40,200   Armor Holdings, Inc.(a)                               $      402,000
-------------------------------------------------------------------------------------
Airlines  0.8%
    286,500   SkyWest, Inc.                                              2,953,815
-------------------------------------------------------------------------------------
Auto Components  0.2%
    342,400   Tower Automotive, Inc.(a)                                    811,488
-------------------------------------------------------------------------------------
Banks  2.7%
    147,320   Brookline Bancorp, Inc.                                    1,844,446
    139,900   Silicon Valley Bancshares(a)                               2,544,781
     88,400   Southwest Bancorporation of Texas, Inc.(a)                 2,654,652
     74,500   UCBH Holdings, Inc.                                        3,276,510
                                                                    --------------
                                                                        10,320,389
-------------------------------------------------------------------------------------
Beverages  1.1%
    233,800   Cott Corp. (Canada)(a)                                     4,103,190
-------------------------------------------------------------------------------------
Chemicals  2.4%
    130,400   Cabot Corp.                                                3,111,344
    109,200   Cambrex Corp.                                              2,622,984
    170,300   Spartech Corp.                                             3,293,602
                                                                    --------------
                                                                         9,027,930
-------------------------------------------------------------------------------------
Commercial Services & Supplies  13.1%
    255,300   Alliance Data Systems Corp.(a)                             4,340,100
    138,200   Bright Horizons Family Solutions, Inc.(a)                  3,872,364
    143,900   Corporate Executive Board Co.(a)                           5,125,718
     99,100   Education Management Corp.(a)                              3,941,207
    248,100   Exult, Inc.(a)                                             1,818,573
     99,200   Iron Mountain, Inc.(a)                                     3,794,400
    411,100   NCO Group, Inc.(a)                                         5,960,950
    302,100   NDCHealth Corp.                                            5,066,217
    400,200   Pegasus Solutions, Inc.(a)                                 4,482,240

    See Notes to Financial Statements                                      7

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     53,100   Waste Connections, Inc.(a)                            $    1,831,950
    259,600   Watson Wyatt & Co. Holdings(a)                             5,217,960
    212,500   West Corp.(a)                                              3,759,125
                                                                    --------------
                                                                        49,210,804
-------------------------------------------------------------------------------------
Communications Equipment  0.9%
    164,600   PC-Tel, Inc.(a)                                            1,483,046
    364,150   REMEC, Inc.(a)                                             1,747,920
                                                                    --------------
                                                                         3,230,966
-------------------------------------------------------------------------------------
Diversified Financials  3.5%
    123,750   Allied Capital Corp.                                       2,472,525
    167,000   Eaton Vance Corp.                                          4,463,910
    236,000   Gladstone Capital Corp.                                    3,794,880
    138,600   W.P. Stewart & Co. Ltd. (Bermuda)                          2,360,358
                                                                    --------------
                                                                        13,091,673
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.0%
     99,800   Commonwealth Telephone Enterprises, Inc.(a)                3,874,236
-------------------------------------------------------------------------------------
Electrical Equipment  0.7%
    236,900   Belden, Inc.                                               2,546,675
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.3%
    733,000   Pemstar, Inc.(a)                                           1,605,270
     75,100   Tech Data Corp.(a)                                         1,797,894
     86,300   Tektronix, Inc.(a)                                         1,480,045
                                                                    --------------
                                                                         4,883,209
-------------------------------------------------------------------------------------
Energy Equipment & Services  4.0%
    622,000   Hanover Compressor Co.(a)                                  4,043,000
    152,400   Maverick Tube Corp.(a)                                     2,834,640
     53,000   Patterson-UTI Energy, Inc.(a)                              1,715,080
    472,700   Pride International, Inc.(a)                               6,376,723
                                                                    --------------
                                                                        14,969,443

    8                                      See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Food & Drug Retailing  1.4%
    132,133   SUPERVALU, Inc.                                       $    2,048,062
    124,600   United Natural Foods, Inc.(a)                              3,177,300
                                                                    --------------
                                                                         5,225,362
-------------------------------------------------------------------------------------
Food Products  1.1%
    390,000   Chiquita Brands International, Inc.(a)                     4,278,300
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  5.3%
    355,100   Align Technology, Inc.(a)                                  2,148,355
    401,600   Apogent Technologies, Inc.(a)                              5,855,328
    483,000   Endocare, Inc.(a)                                          1,183,350
    280,800   Fisher Scientific International, Inc.(a)                   7,851,168
    326,900   Intuitive Surgical, Inc.(a)                                2,111,774
    373,300   MedSource Technologies, Inc.(a)                              675,673
                                                                    --------------
                                                                        19,825,648
-------------------------------------------------------------------------------------
Health Care Providers & Services  7.1%
    101,000   AMERIGROUP Corp.(a)                                        2,955,260
    110,700   LifePoint Hospitals, Inc.(a)                               2,779,677
    167,700   Odyssey Healthcare, Inc.(a)                                3,986,229
    232,100   Omnicare, Inc.                                             6,315,441
    248,300   Priority Healthcare Corp. Class B(a)                       6,617,195
    144,908   Triad Hospitals, Inc.(a)                                   3,898,025
                                                                    --------------
                                                                        26,551,827
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.8%
    182,500   Ruby Tuesday, Inc.                                         3,723,000
    290,000   Speedway Motorsports, Inc.                                 6,841,100
                                                                    --------------
                                                                        10,564,100
-------------------------------------------------------------------------------------
Household Durables  2.0%
     79,100   Applica, Inc.                                                386,799
    159,100   Furniture Brands International, Inc.(a)                    3,111,996
     90,000   The Ryland Group, Inc.                                     3,887,100
                                                                    --------------
                                                                         7,385,895
-------------------------------------------------------------------------------------
Insurance  5.5%
     54,427   AmerUs Group Co.                                           1,335,639

    See Notes to Financial Statements                                      9

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      8,700   Markel Corp.(a)                                       $    1,946,190
    281,700   Max Re Capital Ltd. (Bermuda)                              3,549,420
     28,100   RLI Corp.                                                    755,047
    199,900   Scottish Annuity & Life Holdings Ltd. (Bermuda)            3,482,258
    101,000   StanCorp Financial Group, Inc.                             5,206,550
     13,400   White Mountains Insurance Group Ltd.                       4,556,000
                                                                    --------------
                                                                        20,831,104
-------------------------------------------------------------------------------------
Internet & Catalog Retail  1.0%
    534,000   Insight Enterprises, Inc.(a)                               3,764,700
-------------------------------------------------------------------------------------
Internet Software & Services  0.5%
    384,400   S1 Corp.(a)                                                1,968,128
-------------------------------------------------------------------------------------
IT Consulting & Services  2.0%
    892,500   Answerthink, Inc.(a)                                       1,963,500
     59,800   Anteon International Corp.(a)                              1,342,510
    348,400   BearingPoint, Inc.(a)                                      2,219,308
    122,400   Manhattan Associates, Inc.(a)                              2,145,672
                                                                    --------------
                                                                         7,670,990
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.7%
    494,000   Concord Camera Corp.(a)                                    2,474,940
-------------------------------------------------------------------------------------
Machinery  5.3%
    102,350   CLARCOR, Inc.                                              3,705,070
    285,200   Flowserve Corp.(a)                                         3,322,580
     70,500   Graco, Inc.                                                1,981,050
    290,100   Joy Global, Inc.(a)                                        3,141,783
    156,500   Pentair, Inc.                                              5,532,275
    178,135   Robbins & Myers, Inc.                                      2,397,697
                                                                    --------------
                                                                        20,080,455
-------------------------------------------------------------------------------------
Media  6.5%
    416,900   Alliance Atlantis Communications, Inc. Class B
               (Canada)(a)                                               3,439,425
     50,800   Entercom Communications Corp.(a)                           2,230,628
    274,600   Entravision Communications Corp. Class A(a)                1,482,840
    231,700   Gray Television, Inc.                                      2,085,300

    10                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    884,400   Imax Corp. (Canada)(a)                                $    4,324,716
    379,100   Insight Communications Co., Inc.(a)                        4,530,245
    470,700   Regent Communications, Inc.(a)                             2,235,825
    157,000   Scholastic Corp.(a)                                        4,223,300
                                                                    --------------
                                                                        24,552,279
-------------------------------------------------------------------------------------
Metals & Mining  0.2%
    139,200   Liquidmetal Technologies(a)                                  754,464
-------------------------------------------------------------------------------------
Multiline Retail  1.6%
    523,700   Big Lots, Inc.(a)                                          5,891,625
-------------------------------------------------------------------------------------
Multi-Utilities  0.5%
    816,700   Aquila, Inc.                                               1,698,736
-------------------------------------------------------------------------------------
Oil & Gas  3.7%
    222,300   Encore Aquisition Co.(a)                                   4,101,435
     81,800   Newfield Exploration Co.(a)                                2,772,202
    186,100   Remington Oil & Gas Corp.(a)                               3,169,283
    116,500   Spinnaker Exploration Co.(a)                               2,262,430
    175,200   Swift Energy Co.(a)                                        1,490,952
                                                                    --------------
                                                                        13,796,302
-------------------------------------------------------------------------------------
Pharmaceuticals  0.4%
    297,800   Impax Laboratories, Inc.(a)                                1,337,122
-------------------------------------------------------------------------------------
Real Estate  3.4%
     78,500   Alexandria Real Estate Equities, Inc.                      3,300,925
    125,100   Cousins Properties, Inc.                                   3,233,835
     94,000   Kilroy Realty Corp.                                        2,077,400
    136,500   Liberty Property Trust                                     4,272,450
                                                                    --------------
                                                                        12,884,610
-------------------------------------------------------------------------------------
Road & Rail  1.1%
    221,300   Heartland Express, Inc.(a)                                 4,244,534
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.0%
    193,700   Brooks Automation, Inc.(a)                                 1,873,079
     55,300   Cabot Microelectronics Corp.(a)                            2,315,411

    See Notes to Financial Statements                                     11

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    190,500   Monolithic System Technology, Inc.(a)                 $    1,341,120
    103,300   Power Integrations, Inc.(a)                                2,141,409
                                                                    --------------
                                                                         7,671,019
-------------------------------------------------------------------------------------
Software  2.9%
    122,400   Documentum, Inc.(a)                                        1,605,888
    306,700   J.D. Edwards & Co.(a)                                      3,379,834
    212,500   MRO Software, Inc.(a)                                      1,457,750
    179,100   Networks Associates, Inc.(a)                               2,473,371
     45,000   Synopsys, Inc.(a)                                          1,915,200
                                                                    --------------
                                                                        10,832,043
-------------------------------------------------------------------------------------
Specialty Retail  3.9%
    137,900   Abercrombie & Fitch Co. Class A(a)                         4,141,137
    169,700   Advanced Auto Parts, Inc.(a)                               7,848,625
     94,700   Cost Plus, Inc.(a)                                         2,492,504
                                                                    --------------
                                                                        14,482,266
-------------------------------------------------------------------------------------
Textiles & Apparel  0.4%
     62,700   Polo Ralph Lauren Corp.(a)                                 1,435,830
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  1.5%
  1,016,000   Western Wireless Corp. Class A(a)                          5,709,920
                                                                    --------------
              Total long-term investments (cost $407,432,751)          355,338,017
                                                                    --------------
SHORT-TERM INVESTMENT  4.8%
-------------------------------------------------------------------------------------
Mutual Fund
 17,854,437   Prudential Core Investment Fund - Taxable Money
               Market Series (cost $17,854,437; Note 3)                 17,854,437
                                                                    --------------
              Total Investments  99.4%
               (cost $425,287,188; Note 5)                             373,192,454
              Other assets in excess of liabilities  0.6%                2,374,939
                                                                    --------------
              Net Assets  100%                                      $  375,567,393
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    12                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2003
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $425,287,188)                          $ 373,192,454
Cash                                                                      81,283
Receivable for investments sold                                        4,046,533
Dividends and interest receivable                                        275,002
Receivable for Fund shares sold                                          267,302
Prepaid expenses                                                          11,397
                                                                  ---------------
      Total assets                                                   377,873,971
                                                                  ---------------
LIABILITIES
Payable for Fund shares reacquired                                       825,899
Accrued expenses                                                         639,367
Payable for investments purchased                                        492,086
Management fee payable                                                   221,441
Distribution fee payable                                                 127,785
                                                                  ---------------
      Total liabilities                                                2,306,578
                                                                  ---------------
NET ASSETS                                                         $ 375,567,393
                                                                  ---------------
                                                                  ---------------
Net assets were comprised of:
   Common stock, at par                                            $     335,036
   Paid-in capital in excess of par                                  481,183,697
                                                                  ---------------
                                                                     481,518,733
   Net investment loss                                                (1,450,816)
   Accumulated net realized loss on investments                      (52,405,790)
   Net unrealized depreciation on investments                        (52,094,734)
                                                                  ---------------
Net assets, March 31, 2003                                         $ 375,567,393
                                                                  ---------------
                                                                  ---------------

    14                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2003
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($212,526,391 / 18,355,411 shares of common stock
      issued and outstanding)                                             $11.58
   Maximum sales charge (5% of offering price)                               .61
                                                                  ---------------
   Maximum offering price to public                                       $12.19
                                                                  ---------------
                                                                  ---------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($83,884,985 / 8,268,109 shares of common stock issued
      and outstanding)                                                    $10.15
                                                                  ---------------
                                                                  ---------------
Class C:
   Net asset value and redemption price per share
      ($13,322,429 / 1,313,128 shares of common stock issued
      and outstanding)                                                    $10.15
   Sales charge (1% of offering price)                                       .10
                                                                  ---------------
   Offering price to public                                               $10.25
                                                                  ---------------
                                                                  ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($65,833,588 / 5,566,969 shares of common stock issued
      and outstanding)                                                    $11.83
                                                                  ---------------
                                                                  ---------------

    See Notes to Financial Statements                                     15

       Prudential Small Company Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2003
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                        $  1,483,446
                                                                   --------------
Expenses
   Management fee                                                      1,382,367
   Distribution fee--Class A                                             273,809
   Distribution fee--Class B                                             468,101
   Distribution fee--Class C                                              72,627
   Transfer agent's fees and expenses                                    503,000
   Reports to shareholders                                                94,000
   Custodian's fees and expenses                                          55,000
   Registration fees                                                      32,000
   Legal fees and expenses                                                20,000
   Audit fee                                                              13,000
   Directors' fees                                                         8,000
   Miscellaneous                                                          12,358
                                                                   --------------
      Total expenses                                                   2,934,262
                                                                   --------------
Net investment loss                                                   (1,450,816)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                         (38,700,319)
Net change in unrealized depreciation on investments                  46,009,722
                                                                   --------------
Net gain on investments                                                7,309,403
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  5,858,587
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2003      September 30, 2002
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                        $   (1,450,816)       $   (3,878,861)
   Net realized loss on investment
      transactions                               (38,700,319)             (379,498)
   Net change in unrealized depreciation
      on investments                              46,009,722           (47,025,373)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                    5,858,587           (51,283,732)
                                            ------------------    ------------------
Fund share transactions (Note 6)
   (net of share conversions)
   Net proceeds from shares sold                  32,550,455           141,807,870
   Cost of shares reacquired                     (63,538,947)         (183,336,579)
                                            ------------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (30,988,492)          (41,528,709)
                                            ------------------    ------------------
      Total decrease                             (25,129,905)          (92,812,441)
NET ASSETS
Beginning of period                              400,697,298           493,509,739
                                            ------------------    ------------------
End of period                                 $  375,567,393        $  400,697,298
                                            ------------------    ------------------
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Small Company Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Dividends and Distributions:    The Fund expects to pay dividends of any
net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2003.

      PIMS has advised the Fund that it received approximately $19,100 and $1,800 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          19

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended March 31, 2003, it received approximately $87,300 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended March 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2003 the Fund incurred fees of approximately $443,500 for the services of PMFS. As of March 31, 2003 approximately $69,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $54,500 in total networking fees of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential was approximately $52,400 for the period ended March 31, 2003. As of March 31, 2003, approximately $9,900 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended March 31, 2003, the Fund earned income of

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

$94,031 from the Series by investing its excess cash, of which approximately $5,107 is receivable at March 31, 2003.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2003 were $81,601,155 and $121,546,902, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 2002 of approximately $11,493,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of March 31, 2003 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $429,913,156       $32,072,176       $(88,792,878)      $(56,720,702)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares. As of March 31, 2003, Prudential owned 281,675 Class Z shares.
                                                                          21

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2003:
Shares sold                                                   1,489,522    $  17,571,205
Shares reacquired                                            (2,556,107)     (29,917,881)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,066,585)     (12,346,676)
Shares issued upon conversion from Class B                      405,562        4,715,566
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (661,023)   $  (7,631,110)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2002:
Shares sold                                                   5,222,799    $  76,158,483
Shares reacquired                                            (7,365,833)    (105,711,204)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,143,034)     (29,552,721)
Shares issued upon conversion from Class B                      934,949       13,525,113
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,208,085)   $ (16,027,608)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                     295,256    $   3,062,935
Shares reacquired                                            (1,619,769)     (16,642,901)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,324,513)     (13,579,966)
Shares reacquired upon conversion into Class A                 (462,206)      (4,715,566)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,786,719)   $ (18,295,532)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2002:
Shares sold                                                   1,937,754    $  25,598,424
Shares reacquired                                            (2,508,741)     (30,897,871)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (570,987)      (5,299,447)
Shares reacquired upon conversion into Class A               (1,059,436)     (13,525,113)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,630,423)   $ (18,824,560)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                     309,252    $   3,170,392
Shares reacquired                                              (489,895)      (5,030,922)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (180,643)   $  (1,860,530)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     522,850    $   6,761,168
Shares reacquired                                              (684,914)      (8,471,326)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (162,064)   $  (1,710,158)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2003:
Shares sold                                                     734,155    $   8,745,923
Shares reacquired                                              (997,891)     (11,947,243)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (263,736)   $  (3,201,320)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2002:
Shares sold                                                   2,192,489    $  33,289,795
Shares reacquired                                            (2,629,405)     (38,256,178)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (436,916)   $  (4,966,383)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.41
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .20
                                                                  ----------------
      Total from investment operations                                     .17
                                                                  ----------------
Less distributions
Distributions from net realized gains                                       --
                                                                  ----------------
Net asset value, end of period                                        $  11.58
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b):                                                          1.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $212,526
Average net assets (000)                                              $219,649
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees(d)                                                                1.32%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.07%(c)
   Net investment income (loss)                                           (.57)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                     21%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of1% of the average daily net assets of the Class A shares.

    24                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002               2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  12.84             $  14.52             $  12.54             $  13.79             $  18.95
----------------     ----------------     ----------------     ----------------     ----------------
        (.08)                (.06)                 .01                 (.01)                  --
       (1.35)               (1.62)                1.97                  .29                (3.31)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.43)               (1.68)                1.98                  .28                (3.31)
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.41             $  12.84             $  14.52             $  12.54             $  13.79
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (11.14)%             (11.57)%              15.70%                1.48%              (18.90)%
    $216,956             $259,762             $291,869             $319,779             $365,431
    $286,120             $286,251             $284,681             $360,707             $443,189
        1.22%                1.31%                1.37%                1.27%                1.17%
         .97%                1.06%                1.12%                1.02%                 .92%
        (.53)%               (.45)%                .04%                (.09)%                 --
          72%                  83%                  92%                  39%                  36%

    See Notes to Financial Statements                                     25

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.03
                                                                      --------
Income from investment operations
Net investment loss                                                       (.07)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .19
                                                                      --------
      Total from investment operations                                     .12
                                                                      --------
Less distributions
Distributions from net realized gains                                       --
                                                                      --------
Net asset value, end of period                                        $  10.15
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 83,885
Average net assets (000)                                              $ 93,877
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   2.07%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.07%(c)
   Net investment loss                                                   (1.32)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002               2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  11.38             $  12.97             $  11.28             $  12.63             $  17.64
----------------     ----------------     ----------------     ----------------     ----------------
        (.18)                (.15)                (.08)                (.10)                (.12)
       (1.17)               (1.44)                1.77                  .28                (3.04)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.35)               (1.59)                1.69                  .18                (3.16)
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------     ----------------
    $  10.03             $  11.38             $  12.97             $  11.28             $  12.63
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (11.86)%             (12.26)%              14.88%                 .74%              (19.52)%
    $100,894             $132,990             $199,149             $335,013             $514,159
    $143,748             $167,639             $250,061             $444,747             $678,462
        1.97%                2.06%                2.12%                2.02%                1.92%
         .97%                1.06%                1.12%                1.02%                 .92%
       (1.28)%              (1.21)%               (.69)%               (.82)%               (.75)%

    See Notes to Financial Statements                                     27

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.03
                                                                      --------
Income from investment operations
Net investment loss                                                       (.07)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .19
                                                                      --------
      Total from investment operations                                     .12
                                                                      --------
Less distributions
Distributions from net realized gains                                       --
                                                                      --------
Net asset value, end of period                                        $  10.15
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 13,322
Average net assets (000)                                              $ 14,565
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   2.07%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.07%(c)
   Net investment loss                                                   (1.32)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002               2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  11.38             $  12.97             $  11.28             $  12.63             $  17.64
    --------             --------             --------             --------             --------
        (.18)                (.15)                (.08)                (.10)                (.12)
       (1.17)               (1.44)                1.77                  .28                (3.04)
    --------             --------             --------             --------             --------
       (1.35)               (1.59)                1.69                  .18                (3.16)
    --------             --------             --------             --------             --------
          --                   --                   --                (1.53)               (1.85)
    --------             --------             --------             --------             --------
    $  10.03             $  11.38             $  12.97             $  11.28             $  12.63
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (11.86)%             (12.26)%              14.88%                 .74%              (19.52)%
    $ 14,989             $ 18,847             $ 19,236             $ 25,207             $ 26,804
    $ 20,812             $ 19,433             $ 20,159             $ 27,813             $ 29,259
        1.97%                2.06%                2.12%                2.02%                1.92%
         .97%                1.06%                1.12%                1.02%                 .92%
       (1.28)%              (1.21)%               (.70)%               (.83)%               (.75)%

    See Notes to Financial Statements                                     29

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.64
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.02)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .21
                                                                      --------
      Total from investment operations                                     .19
                                                                      --------
Less distributions
Distributions from net realized gains                                       --
                                                                      --------
Net asset value, end of period                                        $  11.83
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          1.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 65,834
Average net assets (000)                                              $ 67,956
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.07%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                   1.07%(c)
   Net investment income (loss)                                           (.32)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    30                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002               2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  13.07             $  14.74             $  12.70             $  13.92             $  19.04
    --------             --------         ----------------     ----------------     ----------------
        (.04)                (.03)                 .04                  .02                  .04
       (1.39)               (1.64)                2.00                  .29                (3.31)
    --------             --------         ----------------     ----------------     ----------------
       (1.43)               (1.67)                2.04                  .31                (3.27)
    --------             --------         ----------------     ----------------     ----------------
          --                   --                   --                (1.53)               (1.85)
    --------             --------         ----------------     ----------------     ----------------
    $  11.64             $  13.07             $  14.74             $  12.70             $  13.92
    --------             --------         ----------------     ----------------     ----------------
    --------             --------         ----------------     ----------------     ----------------
      (10.94)%             (11.33)%              15.97%                1.70%              (18.58)%
    $ 67,858             $ 81,911             $105,656             $105,355             $125,770
    $ 91,573             $ 99,657             $ 98,623             $131,013             $154,623
         .97%                1.06%                1.12%                1.02%                 .92%
         .97%                1.06%                1.12%                1.02%                 .92%
        (.28)%               (.21)%                .29%                 .16%                 .25%

    See Notes to Financial Statements                                     31

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

               www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it
(through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                       www.prudential.com     (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks.
The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PGOAX    743968109
Class B         CHNDX    743968208
Class C         PSCCX    743968307
Class Z         PSCZX    743968406

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2003, were not audited and, accordingly, no auditors' opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANCIAL (LOGO)



Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PGOAX    743968109
Class B         CHNDX    743968208
Class C         PSCCX    743968307
Class Z         PSCZX    743968406

MF109E2    IFS-A080091